Exhibit 10.2(a)

FIRST AMENDMENT TO LEASE
This First Amendment to Lease (“Amendment”) is entered into, and dated for reference purposes, as of October 17, 2017 (the “Execution Date”) by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“Landlord”), and GUARDANT HEALTH, INC., a Delaware corporation (“Tenant”), with reference to the following facts (“Recitals”):
A.    Landlord and Tenant are the parties to that certain Lease, dated November 1, 2014 entered into by and between Tenant, as tenant, and Landlord, as landlord (“Existing Lease”); for certain “Existing Premises” described therein containing approximately 48,787 rentable square feet in Building Number 12 (located at 505 Penobscot Drive, Redwood City, California 94063), all as more particularly described in the Existing Lease.
B.    Landlord and Tenant desire to provide for (i) the extension of the Term of the Existing Lease, (ii) the lease to Tenant of Expansion Space A, Expansion Space B, Expansion Space C and Expansion Space D (each as defined below) for the extended term specified herein; and (iii) other amendments of the Existing Lease as more particularly set forth below.
NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants set forth herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    SCOPE OF AMENDMENT; DEFINED TERMS. Except as expressly provided in this Amendment, the Existing Lease shall remain in full force and effect. Should any inconsistency arise between this Amendment and the Existing Lease as to the specific matters which are the subject of this Amendment, the terms and conditions of this Amendment shall control. All capitalized terms used in this Amendment and not defined herein shall have the meanings set forth in the Existing Lease unless the context clearly requires otherwise; provided, however, that the term “Lease” as used herein and, from and after the Execution Date, in the Existing Lease shall refer to the Existing Lease as modified by this Amendment.
SECTION 2.    EXTENSION OF TERM.
(a)    Landlord and Tenant acknowledge and agree that, notwithstanding any provision of the Existing Lease to the contrary, the current Term pursuant to the Existing Lease will expire on November 30, 2022, and that the Term of the Lease solely with respect to the Existing Premises, Expansion Space C (as defined below) and Expansion Space D (as defined below) commencing on December 1, 2022 with respect to the Existing Premises, the ESCCD (as defined below) with respect to Expansion Space C and the ESDCD (as defined below) with respect to Expansion Space D is hereby extended until December 31, 2025 (hereafter, the “Phase 1 Termination Date” in lieu of the date provided in the Existing Lease), unless sooner terminated pursuant to the terms of the Lease.

(b)    Landlord and Tenant acknowledge and agree that, notwithstanding any provision of the Existing Lease to the contrary, the Term of the Lease solely with respect to Expansion Space A (as defined below) and Expansion Space B (as defined below) commencing on the ESACD (as defined below) with respect to Expansion Space A and the ESBCD (as defined below) with respect to Expansion Space B is hereby extended until December 31, 2026 (hereafter, the “Phase 2 Termination Date” in lieu of the date provided in the Existing Lease), unless sooner terminated pursuant to the terms of the Lease.
(c)    Landlord and Tenant acknowledge and agree that this Amendment provides all rights and obligations of the parties with respect to the extension of the current Term, whether or not in accordance with any other provisions, if any, of the Existing Lease regarding renewal or extension; provided however, the Option to Extend set forth in Section 3 of Rider 2 of the Existing Lease shall be modified as provided in Section 11 below.
SECTION 3.    AMENDMENT OF BASE MONTHLY RENT. Notwithstanding any provision of the Existing Lease to the contrary, effective on and after December 1, 2022, the amount of monthly Base Rent due and payable by Tenant for the Existing Premises is hereby amended as follows:

Period from/to	Monthly Base Rent
December 1, 2022 – December 31, 2023	$209,296.23
January 1, 2024 – December 31, 2024	$215,575.12
January 1, 2025 – December 31, 2025	$222,042.37

SECTION 4.    TENANT’S SHARE. Notwithstanding any provision of the Existing Lease to the contrary, effective on the Execution Date with respect to Existing Premises, Tenant’s Building Share is conclusively agreed to be a total of 58.55%, Tenant’s Phase Share is conclusively agreed to be a total of 20.71% and Tenant’s Project Share is conclusively agreed to be a total of 9.08%.
SECTION 5.    LEASE OF EXPANSION SPACE A.
(a)    Subject to Section 5(f) below, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord Expansion Space A (defined below) upon and subject to all of the terms, covenants and conditions of the Existing Lease except as expressly provided herein. “Expansion Space A” is the part of Building Number 27 located at 220 Saginaw Drive, Redwood City, as shown on Exhibit A‑1 to this Amendment. Landlord and Tenant hereby agree that (i) Expansion Space A is conclusively presumed to be 24,448 rentable square feet; and (ii) this Amendment provides all rights and obligations of the parties with respect to expansion of the Existing Premises, whether or not in accordance with any other expansion rights previously granted to Tenant; and upon execution hereof, any and all other rights to expand are null, void and of no force or effect, and without limiting the generality of the foregoing, Tenant and Landlord acknowledge and agree that the Right of First Offer set forth in Section 5 of Rider 2 to the Existing Lease is hereby deleted as of the Execution Date.

(b)    Construction; Commencement Date; Term; Rent; Other Provisions. Notwithstanding any provision of the Existing Lease to the contrary, the following provisions shall govern Expansion Space A.
(1)    Condition; Construction. Except as set forth below: (i) Landlord shall deliver Expansion Space A to Tenant in its AS IS condition, without any express or implied representations or warranties of any kind by Landlord, its brokers, manager or agents, or the employees of any of them regarding Expansion Space A; and (ii) Landlord shall not have any obligation to construct or install any tenant improvements or alterations or to pay for any such construction or installation. Notwithstanding the foregoing, Tenant shall notify Landlord in writing within forty‑five (45) days after Tenant takes possession of Expansion Space A of any defects in the base Building electrical, heating, ventilation and air conditioning and plumbing systems located in or exclusively serving Expansion Space A (“Expansion Space A Defects”). Except for the Expansion Space A Defects stated in such notice, Tenant shall be conclusively deemed to have accepted Expansion Space A “AS IS” in the condition existing on the date Tenant first takes possession, and to have waived all claims relating to the condition of Expansion Space A. Landlord shall proceed diligently to correct the Expansion Space A Defects stated in such notice unless Landlord disputes the existence of any such Expansion Space A Defects. In the event of any dispute as to the existence of any such defects, the reasonable decision of Landlord shall be final and binding on the parties. No agreement of Landlord to alter, remodel, decorate, clean or improve Expansion Space A or the real property and no representation regarding the condition of Expansion Space A or the real property has been made by or on behalf of Landlord to Tenant, except as may be specifically stated in this Amendment.
(2)    Commencement Date; Term. The Expansion Space A Commencement Date (the “ESACD”) shall mean the date which is one hundred eighty (180) days after the date on which Landlord delivers possession of Expansion Space A to Tenant for occupancy (which delivery is estimated to be October 1, 2017) and, upon the ESACD (which is estimated to be April 1, 2018), Expansion Space A becomes a part of the Premises, and Tenant’s obligation to pay rent commences with respect to Expansion Space A. The Term of this lease of Expansion Space A (the “Space A Term”) shall continue until the Phase 2 Termination Date. Within thirty (30) days after request by Landlord, Tenant and Landlord shall enter into an agreement confirming the ESACD and the Monthly Base Rent substantially in the form of Exhibit B attached hereto. If Tenant fails to enter into such agreement within ten (10) days following Landlord’s delivery of written notice of such failure to Tenant, then the ESACD shall be the date designated by Landlord in such agreement.
(3)    Expansion Space A Tenant Alterations & Allowance. All design and construction of any alterations, additions, improvements, installations or refurbishment of permanent improvements to Expansion Space A (“Expansion Space A Tenant Alterations”) shall be performed by Tenant pursuant to the provisions of Article Nine of the Existing Lease. Notwithstanding any provisions of the Existing Lease to the contrary, Landlord shall provide an allowance equal to One Million Three Hundred Forty‑Four Six Hundred Forty and 00/100 Dollars ($1,344,640.00) (the “Expansion Space A Allowance”), which may be applied to the costs of

“Permanent Improvement Costs” in Expansion Space A. Additionally, and specifically related to the replacement of the agreed upon HVAC units serving Expansion Space A, Landlord shall provide Tenant with an allowance equal to Two Hundred Eighty‑Five Thousand and 00/100 Dollars ($285,000.00) (the “Space A HVAC Allowance”), which Space A HVAC Allowance shall be added to, and in addition to, the Expansion Space A Allowance, and which Space A HVAC Allowance shall be used by Tenant to replace all or any of the HVAC units serving Expansion Space A. Tenant shall utilize the Space A HVAC Allowance solely for the purchase, installation and replacement of the HVAC units serving Expansion Space A (the “Space A HVAC Improvements”). The Space A HVAC Allowance shall not be used for the repair of any existing HVAC units. Prior to commencing the Space A HVAC Improvements, Tenant shall provide Landlord with a copy of the contract for such Space A HVAC Improvements and obtain Landlord’s approval of such contract (such approval by Landlord shall not be unreasonably withheld). Landlord shall have the right to have its property manager supervise the Space A HVAC Improvements. The term “Permanent Improvement Costs” shall mean the actual and reasonable costs of construction of Tenant Alterations which constitutes permanent improvements, actual and reasonable costs of engineering, design and permitting thereof, and Landlord’s construction administration fee not to exceed one percent (1%) of the Expansion Space A Allowance and the Space A HVAC Allowance (it is agreed that such 1% construction administration fee shall be in lieu of, and not in addition to, the 3% construction administration fee provided in Article Nine of the Existing Lease). The Expansion Space A Allowance and the Space A HVAC Allowance shall be payable as provided below. In no event shall the Expansion Space A, Allowance and the Space A HVAC Allowance be used to reimburse any costs of designing, procuring or installing in Expansion Space A any trade fixtures, movable equipment, furniture, furnishings, telephone equipment, cabling for any of the foregoing, or other personal property (collectively “Personal Property” for purposes of this Amendment), and the cost of such Personal Property shall be paid by Tenant. Notwithstanding the foregoing, Landlord agrees that lab specific improvements, including, without limitation, fixed benches and hoods, shall not be considered to be the Personal Property of Tenant, and Landlord agrees that the costs of the same shall be included within the definition of the Permanent Improvement Costs. The Expansion Space A Allowance and the Space A HVAC Allowance shall be paid to Tenant within thirty (30) days after the later of final completion of the Expansion Space A Tenant Alterations and the Space A HVAC Improvements, respectively, and Landlord’s receipt of (i) a certificate of occupancy (if applicable), (ii) final as‑built plans and specifications, (iii) full, final, unconditional lien releases, and (iv) reasonable substantiation of costs incurred by Tenant with respect to the Expansion Space A Tenant Alterations and the Space A HVAC Improvements, respectively, but in no event shall Landlord be obligated to make such payment until after the ESACD. Tenant must prior to the date which is twelve (12) months after the ESACD, submit written application with the items required above for disbursement or reimbursement for any reimbursable costs out of the Expansion Space A Allowance and the Space A HVAC Improvements, respectively, and to the extent of any funds for which application has not been made prior to that date or if and to the extent that the reimbursable costs of the Expansion Space A Tenant Alterations and the Space A HVAC Improvements, respectively, are less than the amount of the Expansion Space A Allowance and the Space A HVAC Allowance, respectively, any balance remaining thereafter shall be retained by Landlord as its sole property and Landlord shall have no obligation or liability to Tenant with respect to such excess. Landlord will bid out the work for the replacement of the Building 27 roof (the “Building 27 Roof”) and select a contractor that will be hired by Tenant’s general contractor. Tenant shall be responsible for the replacement of the Building 27 Roof and Landlord will reimburse Tenant for the costs of such replacement after Landlord receipt of the items (i) through (iv) described above but with respect to the Building 27 Roof. Landlord shall be entitled to a construction administration fee described above with respect to the Building 27 Roof. Tenant shall use commercially reasonable efforts to minimize interference with other tenant and occupants of Building 27 while replacing the Building 27 Roof. Landlord agrees that, so long as the Expansion Space A Tenant Alterations are in substantial accordance with the improvements plans provided to and approved by Landlord prior to the execution of this Amendment, Tenant shall have no obligation to restore any portion of the Expansion Space A Tenant Alterations at or prior to the Phase 2 Termination Date; provided, however, regardless of the foregoing, in any event, Tenant shall remove any Expansion Space A Tenant Alterations containing Hazardous Material and all Tenant’s trade fixtures, and, subject to Section 6.03 of the Original Lease, cabling and wiring installed for Tenant’s personal property or trade fixtures.
(4)    Delayed or Early Delivery of Possession. If Landlord shall be unable to give possession of Expansion Space A on the estimated Expansion Space A Commencement Date by reason of the following: (i) the holding over or retention of possession of any tenant, tenants or occupants, or (ii) for any other reason, then Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the ESACD and rent with respect to Expansion Space A shall not commence until Expansion Space A is made available to Tenant by Landlord, and no such failure to give possession on the estimated Expansion Space A Commencement Date shall affect the validity of this Amendment, the Existing Lease or the obligations of the Tenant under either. Notwithstanding any of the foregoing provisions to the contrary, if Landlord has not tendered possession of Expansion Space A on or before November 15, 2017 (the “Outside Space A Delivery Date”), Tenant shall be entitled to a rent abatement following the ESACD with respect to Expansion Space A of $3,259.73 per day for every day in the period beginning on the Outside Space A Delivery Date and ending on the date on which Landlord tenders possession of Expansion Space A to Tenant; provided, however, that the Outside Space A Delivery Date shall be delayed by the number of days that Landlord’s delivery of Expansion Space A to Tenant is delayed due Tenant Delays and Force Majeure, if any. Notwithstanding any of the foregoing provisions of this Section to the contrary, if Landlord has not tendered possession of Expansion Space A on or before the Space A Sunset Date (defined below), then, as Tenant’s sole and exclusive remedy, Tenant shall have the option to terminate the Lease solely with respect to Expansion Space A exercisable by giving written notice to Landlord within three (3) business days after the Space A Sunset Date. If Tenant does not timely give notice of its election to terminate this Lease as aforesaid and delivery of possession does not occur on or before the date which is thirty (30) days following the Space A Sunset Date, then Tenant shall again have such option to terminate the Lease solely with respect to Expansion Space A in the manner described above and such date shall constitute the new Space A Sunset Date; it being the intention of the parties that Tenant shall have a recurring termination option after each such thirty (30) day period following the initial Space A Sunset Date if Landlord has not tendered possession by the end of each such thirty (30) day period. As used in this Lease, “Space A Sunset Date” means the initial Space A Sunset Date of March 1, 2018, and any succeeding new Space A Sunset Dates (at thirty (30) day intervals after the initial Space A Sunset Date), and each such Space A Sunset Date, as applicable, shall be extended by the number of days of delay due to Force Majeure plus the number of days of Tenant Delay, if any. On or before the Space A Sunset Date, if such date includes any period of Force Majeure or Tenant Delay, Landlord shall give Tenant written notice of the resulting calendar date which is the Space A Sunset Date.
(c)    Monthly Rent for Expansion Space A. Notwithstanding any provision of the Existing Lease to the contrary, in addition to rent payable for the Existing Premises, the amount of monthly Base Rent due and payable by Tenant for Expansion Space A, accruing on and after the ESACD and monthly thereafter for the Space A Term shall be as follows:

Period from/to	Monthly Base Rent
April 1, 2018 – March 31, 2019	$97,792.00
April 1, 2019 – March 31, 2020	$100,725.76
April 1, 2020 – March 31, 2021	$103,747.53
April 1, 2021 – March 31, 2022	$106,859.96
April 1, 2022 – March 31, 2023	$110,065.76
April 1, 2023 – March 31, 2024	$113,367.73
April 1, 2024 – March 31, 2025	$116,768.79
April 1, 2025 – March 31, 2026	$120,271.85
April 1, 2026 – December 31, 2026	$123,880.01

Tenant shall pay Landlord the initial installment of such monthly Base Rent prior to Tenant taking possession of the Expansion Space A.
(d)    Base Year; Tenant’s Pro Rata Share. Notwithstanding any provision of the Existing Lease to the contrary, with respect to Expansion Space A, Tenant’s Building Share is conclusively agreed to be a total of 75.46%, Tenant’s Phase Share is conclusively agreed to be a total of 10.38% and Tenant’s Project Share is conclusively agreed to be a total of 4.55%.
(e)    Parking. Notwithstanding any provision of the Existing Lease to the contrary, on and after the ESACD, with respect to Expansion Space A, Tenant shall have the right to use, at no additional charge, an additional eighty (80) unreserved, surface parking spaces.
(f)    Contingency. The Lease of Expansion Space A and the obligations of each party hereunder are expressly subject to the following condition precedent (the “Expansion Space A Condition Precedent”): the recovery of possession of Expansion Space A from the existing tenant in a manner satisfactory to Landlord in its sole discretion. With respect to Expansion Space A, Landlord agrees that Landlord shall not agree to any extension of such existing tenant’s lease term beyond its currently applicable expiration date. If such Expansion Space A Condition Precedent is not satisfied or waived in writing by Landlord in its sole discretion by October 1, 2018, the lease of Expansion Space A shall be null and void, and of no force or effect provided that the remainder of the Lease shall remain in full force and effect pursuant to the terms therein. Landlord shall give Tenant notice of satisfaction of the Condition Precedent by any one of the following means: (i) by tendering possession of Expansion Space A to Tenant; or (ii) by written notice given in any manner permitted under the Lease.
SECTION 6.    LEASE OF EXPANSION SPACE B.
(a)    Landlord hereby leases to Tenant and Tenant hereby hires from Landlord Expansion Space B (defined below) upon and subject to all of the terms, covenants and conditions of the Existing Lease except as expressly provided herein. “Expansion Space B” is the part of Building Number 1 located at 123 Saginaw Drive, Redwood City, as shown on Exhibit A‑2 to this Amendment. Landlord and Tenant hereby agree that Expansion Space B is conclusively presumed to be 26,067 rentable square feet.
(b)    Construction; Commencement Date; Term; Rent; Other Provisions. Notwithstanding any provision of the Existing Lease to the contrary, the following provisions shall govern Expansion Space B:
(1)    Condition; Construction. Except as set forth below: (i) Landlord shall deliver Expansion Space B to Tenant in its AS IS condition, without any express or implied representations or warranties of any kind by Landlord, its brokers, manager or agents, or the employees of any of them regarding Expansion Space B; and (ii) Landlord shall not have any obligation to construct or install any tenant improvements or alterations or to pay for any such construction or installation. Notwithstanding the foregoing, Tenant shall notify Landlord in writing within forty‑five (45) days after Tenant takes possession of Expansion Space B of any defects in the base Building electrical, heating, ventilation and air conditioning and plumbing systems located in or exclusively serving Expansion Space B (“Expansion Space B Defects”). Except for Expansion Space B Defects stated in such notice, Tenant shall be conclusively deemed to have accepted Expansion Space B “AS IS” in the condition existing on the date Tenant first takes possession, and to have waived all claims relating to the condition of Expansion Space B. Landlord shall proceed diligently to correct the Expansion Space B Defects stated in such notice unless Landlord disputes the existence of any such Expansion Space B Defects. In the event of any dispute as to the existence of any such defects, the reasonable decision of Landlord shall be final and binding on the parties. No agreement of Landlord to alter, remodel, decorate, clean or improve Expansion Space B or the real property and no representation regarding the condition of Expansion Space B or the real property has been made by or on behalf of Landlord to Tenant, except as may be specifically stated in this Amendment.
(2)    Commencement Date; Term. The Expansion Space B Commencement Date (“ESBCD”) shall mean the date which is one hundred fifty (150) days after the date on which Landlord delivers possession of Expansion Space B to Tenant for occupancy (which delivery is estimated to be June 1, 2019) and, upon the ESBCD (which is estimated to be November 1, 2019), Expansion Space B becomes a part of the Premises, and Tenant’s obligation to pay rent commences with respect to Expansion Space B. The Term of this lease of Expansion Space B (the “Space B Term”) shall continue until the Phase 2 Termination Date. Within thirty (30) days after request by Landlord, Tenant and Landlord shall enter into an agreement confirming the ESBCD and the Monthly Base Rent substantially in the form of Exhibit B attached hereto. If Tenant fails to enter into such agreement within ten (10) days following Landlord’s delivery of written notice of such failure to Tenant, then the ESBCD shall be the date designated by Landlord in such agreement.
(3)    Expansion Space B Tenant Alterations & Allowance. All design and construction of any alterations, additions, improvements, installations or refurbishment of permanent improvements to Expansion Space B (“Expansion Space B Tenant Alterations”) shall be performed by Tenant pursuant to the provisions of Article Nine of the Existing Lease. Notwithstanding any provisions of the Existing Lease to the contrary, Landlord shall provide an allowance equal to One Million Four Hundred Thirty‑Three Six Hundred Eighty‑Five and 00/100 Dollars ($1,433,685.00) (the “Expansion Space B Allowance”), which may be applied to the costs of Permanent Improvement Costs in Expansion Space B, including Landlord’s construction administration fee not to exceed one percent (1%) of the Expansion Space B Allowance, and the Space B HVAC Allowance (it is agreed that such 1% construction administration fee shall be in lieu of, and not in addition to, the 3% construction administration fee provided in Article Nine of the Existing Lease). Additionally, and specifically related to the replacement of the agreed upon HVAC units serving Expansion Space B, Landlord shall provide Tenant with an allowance equal to Two Hundred Thirty Thousand and 00/100 Dollars ($230,000.00) (the “Space B HVAC Allowance”), which Space B HVAC Allowance shall be added to, and in addition to, the Expansion Space B Allowance, and which Space B HVAC Allowance shall be used by Tenant to replace all or any of the HVAC units serving Expansion Space B. Tenant shall utilize the Space B HVAC Allowance solely for the purchase, installation and replacement of the HVAC units serving Expansion Space B (the “Space B HVAC Improvements”). The Space B HVAC Allowance shall not be used for the repair of any existing HVAC units. Prior to commencing the Space B HVAC Improvements, Tenant shall provide Landlord with a copy of the contract for such Space B HVAC Improvements and obtain Landlord’s approval of such contract (such approval by Landlord shall not be unreasonably withheld). Landlord shall have the right to have its property manager supervise the Space B HVAC Improvements. The Expansion Space B Allowance and the Space B HVAC Allowance shall be payable as provided below. In no event shall the Expansion Space B Allowance and the Space B HVAC Allowance be used to reimburse for any costs of designing, procuring or installing in Expansion Space B any Personal Property, and the cost of such Personal Property shall be paid by Tenant. The Expansion Space B Allowance and the Space B HVAC Allowance shall be paid to Tenant within thirty (30) days after the later of final completion of the Expansion Space B Tenant Alterations and the Space B HVAC Improvements, respectively, and Landlord’s receipt of (i) a certificate of occupancy (if applicable), (ii) final as‑built plans and specifications, (iii) full, final, unconditional lien releases, and (iv) reasonable substantiation of costs incurred by Tenant with respect to the Expansion Space B Tenant Alterations and the Space B HVAC Improvements,

respectively, but in no event shall Landlord be obligated to make such payment until after the ESBCD. Tenant must prior to the date which is twelve (12) months after the ESBCD, submit written application with the items required above for disbursement or reimbursement for any reimbursable costs out of the Expansion Space B Allowance and the Space B HVAC Improvements, respectively, and to the extent of any funds for which application has not been made prior to that date or if and to the extent that the reimbursable costs of the Expansion Space B Tenant Alterations and the Space B HVAC Improvements, respectively, are less than the amount of the Expansion Space B Allowance and the Space B HVAC Allowance, respectively, any balance remaining thereafter shall be retained by Landlord as its sole property and Landlord shall have no obligation or liability to Tenant with respect to such excess. Landlord will bid out the work for the replacement of the Building 1 roof (the “Building 1 Roof”) and select a contractor that will be hired by Tenant’s general contractor. Tenant shall be responsible for the replacement of the Building 1 Roof and Landlord will reimburse Tenant for the costs of such replacement after Landlord receipt of the items (i) through (iv) described above but with respect to the Building 1 Roof. Landlord shall be entitled to a construction administration fee described above with respect to the Building 1 Roof. Tenant shall use commercially reasonable efforts to minimize interference with other tenant and occupants of Building 1 while replacing the Building 1 Roof. Landlord agrees that, so long as the Expansion Space B Tenant Alterations are in substantial accordance with the improvements plans provided to and approved by Landlord prior to the execution of this Amendment, Tenant shall have no obligation to restore any portion of the Expansion Space B Tenant Alterations at or prior to the Phase 2 Termination Date; provided, however, regardless of the foregoing, in any event, Tenant shall remove any Expansion Space B Tenant Alterations containing Hazardous Material and all Tenant’s trade fixtures, and, subject to Section 6.03 of the Original Lease, cabling and wiring installed for Tenant’s personal property or trade fixtures.
(4)    Delayed or Early Delivery of Possession. If Landlord shall be unable to give possession of Expansion Space B on the estimated Expansion Space B Commencement Date by reason of the following: (i) the holding over or retention of possession of any tenant, tenants or occupants, or (ii) for any other reason, then Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the ESBCD and rent with respect to Expansion Space B shall not commence until Expansion Space B is made available to Tenant by Landlord, and no such failure to give possession on the estimated Expansion Space B Commencement Date shall affect the validity of this Amendment, the Existing Lease or the obligations of the Tenant under either. Notwithstanding any of the foregoing provisions to the contrary, if Landlord has not tendered possession of Expansion Space B on or before July 15, 2019 (the “Outside Space B Delivery Date”), Tenant shall be entitled to a rent abatement following the ESBCD with respect to Expansion Space B of $3,579.87 per day for every day in the period beginning on the Outside Space B Delivery Date and ending on the date on which Landlord tenders possession of Expansion Space B to Tenant; provided, however, that the Outside Space B Delivery Date shall be delayed by the number of days that Landlord’s delivery of Expansion Space B to Tenant is delayed due Tenant Delays and Force Majeure, if any. Notwithstanding any of the foregoing provisions of this Section to the contrary, if Landlord has not tendered possession of Expansion Space B on or before the Space B Sunset Date (defined below), then, as Tenant’s sole and exclusive remedy, Tenant shall have the option to terminate the Lease solely with respect to Expansion Space B exercisable by giving written notice to Landlord within three (3) business days after the Space B Sunset Date. If Tenant does not timely give notice of its election to terminate this Lease as aforesaid and delivery of possession does not occur on or before the date which is thirty (30) days following the Space B Sunset Date, then Tenant shall again have such option to terminate the Lease solely with respect to Expansion Space B in the manner described above and such date shall constitute the new Space B Sunset Date; it being the intention of the parties that Tenant shall have a recurring termination option after each such thirty (30) day period following the initial Space B Sunset Date if Landlord has not tendered possession by the end of each such thirty (30) day period. As used in this Lease, “Space B Sunset Date” means the initial Space B Sunset Date of November 1, 2019, and any succeeding new Space B Sunset Dates (at thirty (30) day intervals after the initial Space B Sunset Date), and each such Space B Sunset Date, as applicable, shall be extended by the number of days of delay due to Force Majeure plus the number of days of Tenant Delay, if any. On or before the Space B Sunset Date, if such date includes any period of Force Majeure or Tenant Delay, Landlord shall give Tenant written notice of the resulting calendar date which is the Space B Sunset Date.
(c)    Monthly Rent for Expansion Space B. Notwithstanding any provision of the Existing Lease to the contrary, in addition to rent payable for the Existing Premises, the amount of monthly Base Rent due and payable by Tenant for Expansion Space B, accruing on and after the ESBCD and monthly thereafter for the Space B Term shall be as follows:

Period from/to	Monthly Base Rent
November 1, 2019 – October 31, 2020	$107,396.04
November 1, 2020 – October 31, 2021	$110,617.92
November 1, 2021 – October 31, 2022	$113,936.46
November 1, 2022 – October 31, 2023	$117,354.55
November 1, 2023 – October 31, 2024	$120,875.19
November 1, 2024 – October 31, 2025	$124,501.45
November 1, 2025 – October 31, 2026	$128,236.49
November 1, 2026 – December 31, 2026	$132,083.58

Tenant shall pay Landlord the initial installment of such monthly Base Rent prior to Tenant taking possession of the Expansion Space B.
(d)    Base Year; Tenant’s Pro Rata Share. Notwithstanding any provision of the Existing Lease to the contrary, with respect to Expansion Space B, Tenant’s Building Share is conclusively agreed to be a total of 45.56%, Tenant’s Phase Share is conclusively agreed to be a total of 8.64% and Tenant’s Project Share is conclusively agreed to be a total of 4.85%.

(e)    Parking. Notwithstanding any provision of the Existing Lease to the contrary, on and after the ESBCD, with respect to Expansion Space B, Tenant shall have the right to use, at no additional charge, an additional eighty‑six (86) unreserved, surface parking spaces.
SECTION 7.    LEASE OF EXPANSION SPACE C.
(a)    Subject to Section 7(f) below, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord Expansion Space C (defined below) upon and subject to all of the terms, covenants and conditions of the Existing Lease except as expressly provided herein. “Expansion Space C” is the part of Building Number 12 located at 545 Penobscot Drive, Redwood City, as shown on Exhibit A‑3 to this Amendment. Landlord and Tenant hereby agree that Expansion Space C is conclusively presumed to be 7,767 rentable square feet.
(b)    Construction; Commencement Date; Term; Rent; Other Provisions. Notwithstanding any provision of the Existing Lease to the contrary, the following provisions shall govern Expansion Space C:
(1)    Condition; Construction. Except as set forth below: (i) Landlord shall deliver Expansion Space C to Tenant in its AS IS condition, without any express or implied representations or warranties of any kind by Landlord, its brokers, manager or agents, or the employees of any of them regarding Expansion Space C; and (ii) Landlord shall not have any obligation to construct or install any tenant improvements or alterations or to pay for any such construction or installation. Notwithstanding the foregoing, Tenant shall notify Landlord in writing within forty‑five (45) days after Tenant takes possession of Expansion Space C of any defects in the base Building electrical, heating, ventilation and air conditioning and plumbing systems located in or exclusively serving Expansion Space C (“Expansion Space C Defects”). Except for Expansion Space C Defects stated in such notice, Tenant shall be conclusively deemed to have accepted Expansion Space C “AS IS” in the condition existing on the date Tenant first takes possession, and to have waived all claims relating to the condition of Expansion Space C. Landlord shall proceed diligently to correct the Expansion Space C Defects stated in such notice unless Landlord disputes the existence of any such Expansion Space C Defects. In the event of any dispute as to the existence of any such defects, the reasonable decision of Landlord shall be final and binding on the parties. No agreement of Landlord to alter, remodel, decorate, clean or improve Expansion Space C or the real property and no representation regarding the condition of Expansion Space C or the real property has been made by or on behalf of Landlord to Tenant, except as may be specifically stated in this Amendment.
(2)    Commencement Date; Term. The Expansion Space C Commencement Date (“ESCCD”) shall mean the date which is one hundred eighty (180) days after the date on which Landlord delivers possession of Expansion Space C to Tenant for occupancy (which delivery is estimated to be October 16, 2017) and, upon the ESCCD (which is estimated to be April 16, 2018), Expansion Space C becomes a part of the Premises, and Tenant’s obligation to pay rent commences with respect to Expansion Space C. The Term of this lease of Expansion Space C (the “Space C Term”) shall continue until the Phase 1 Termination Date. Within thirty (30) days after request by

Landlord, Tenant and Landlord shall enter into an agreement confirming the ESCCD and the Monthly Base Rent substantially in the form of Exhibit B attached hereto. If Tenant fails to enter into such agreement within ten (10) days following Landlord’s delivery of written notice of such failure to Tenant, then the ESCCD shall be the date designated by Landlord in such agreement.
(3)    Expansion Space C Tenant Alterations & Allowance. All design and construction of any alterations, additions, improvements, installations or refurbishment of permanent improvements to Expansion Space C (“Expansion Space C Tenant Alterations”) shall be performed by Tenant pursuant to the provisions of Article Nine of the Existing Lease. Notwithstanding any provisions of the Existing Lease to the contrary, Landlord shall provide an allowance equal to Four Hundred Twenty‑Seven Thousand One Hundred Eighty‑Five and 00/100 Dollars ($427,185.00) (the “Expansion Space C Allowance”), which may be applied to the costs of “Permanent Improvement Costs” in Expansion Space C, including Landlord’s construction administration fee not to exceed one percent (1%) of the Expansion Space C Allowance and the Space C HVAC Allowance (it is agreed that such 1% construction administration fee shall be in lieu of, and not in addition to, the 3% construction administration fee provided in Article Nine of the Existing Lease). Additionally, and specifically related to the replacement of the agreed upon HVAC units serving Expansion Space C, Landlord shall provide Tenant with an allowance equal to One Hundred Forty‑Five Thousand and 00/100 Dollars ($145,000.00) (the “Space C HVAC Allowance”), which Space C HVAC Allowance shall be added to, and in addition to, the Expansion Space C Allowance, and which Space C HVAC Allowance shall be used by Tenant to replace all or any of the HVAC units serving Expansion Space C. Tenant shall utilize the Space C HVAC Allowance solely for the purchase, installation and replacement of the HVAC units serving Expansion Space C (the “Space C HVAC Improvements”). The Space C HVAC Allowance shall not be used for the repair of any existing HVAC units. Prior to commencing the Space C HVAC Improvements, Tenant shall provide Landlord with a copy of the contract for such Space C HVAC Improvements and obtain Landlord’s approval of such contract (such approval by Landlord shall not be unreasonably withheld). Landlord shall have the right to have its property manager supervise the Space C HVAC Improvements. The Expansion Space C Allowance and the Space C HVAC Allowance shall be payable as provided below. In no event shall the Expansion Space C Allowance and the Space C HVAC Allowance be used to reimburse for any costs of designing, procuring or installing in Expansion Space C any Personal Property, and the cost of such Personal Property shall be paid by Tenant. The Expansion Space C Allowance and the Space C HVAC Allowance shall be paid to Tenant within thirty (30) days after the later of final completion of the Expansion Space C Tenant Alterations and the Space C HVAC Improvements, respectively, and Landlord’s receipt of (i) a certificate of occupancy (if applicable), (ii) final as‑built plans and specifications, (iii) full, final, unconditional lien releases, and (iv) reasonable substantiation of costs incurred by Tenant with respect to the Expansion Space C Tenant Alterations and the Space C HVAC Improvements, respectively, but in no event shall Landlord be obligated to make such payment until after the ESCCD. Tenant must prior to the date which is twelve (12) months after the ESCCD, submit written application with the items required above for disbursement or reimbursement for any reimbursable costs out of the Expansion Space C Allowance and the Space C HVAC Allowance, respectively, and to the extent of any funds for which application has not been made prior to that date or if and to the extent that the reimbursable costs of the Expansion Space C Tenant Alterations and the Space C HVAC Improvements, respectively, are less than the amount of the Expansion Space C Allowance and the Space C HVAC Allowance, respectively, any balance remaining thereafter shall be retained by Landlord as its sole property and Landlord shall have no obligation or liability to Tenant with respect to such excess. Landlord agrees that, so long as the Expansion Space C Tenant Alterations are in substantial accordance with the improvements plans provided to and approved by Landlord prior to the execution of this Amendment, Tenant shall have no obligation to restore any portion of the Expansion Space C Tenant Alterations at or prior to the Phase 1 Termination Date; provided, however, regardless of the foregoing, in any event, Tenant shall remove any Expansion Space C Tenant Alterations containing Hazardous Material and all Tenant’s trade fixtures, and, subject to Section 6.03 of the Original Lease, cabling and wiring installed for Tenant’s personal property or trade fixtures.
(4)    Delayed or Early Delivery of Possession. If Landlord shall be unable to give possession of Expansion Space C on the estimated Expansion Space C Commencement Date by reason of the following: (i) the holding over or retention of possession of any tenant, tenants or occupants, or (ii) for any other reason, then Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the ESCCD and rent with respect to Expansion Space C shall not commence until Expansion Space C is made available to Tenant by Landlord, and no such failure to give possession on the estimated Expansion Space C Commencement Date shall affect the validity of this Amendment, the Existing Lease or the obligations of the Tenant under either. Notwithstanding any of the foregoing provisions of this Section to the contrary, if Landlord has not tendered possession of Expansion Space C on or before the Space C Sunset Date (defined below), then, as Tenant’s sole and exclusive remedy, Tenant shall have the option to terminate the Lease solely with respect to Expansion Space C exercisable by giving written notice to Landlord within three (3) business days after the Space C Sunset Date. If Tenant does not timely give notice of its election to terminate this Lease as aforesaid and delivery of possession does not occur on or before the date which is thirty (30) days following the Space C Sunset Date, then Tenant shall again have such option to terminate the Lease solely with respect to Expansion Space C in the manner described above and such date shall constitute the new Space C Sunset Date; it being the intention of the parties that Tenant shall have a recurring termination option after each such thirty (30) day period following the initial Space C Sunset Date if Landlord has not tendered possession by the end of each such thirty (30) day period. As used in this Lease, “Space C Sunset Date” means the initial Space C Sunset Date of April 16, 2018, and any succeeding new Space C Sunset Dates (at thirty (30) day intervals after the initial Space C Sunset Date), and each such Space C Sunset Date, as applicable, shall be extended by the number of days of delay due to Force Majeure plus the number of days of Tenant Delay, if any. On or before the Space C Sunset Date, if such date includes any period of Force Majeure or Tenant Delay, Landlord shall give Tenant written notice of the resulting calendar date which is the Space C Sunset Date.

(c)    Monthly Rent for Expansion Space C. Notwithstanding any provision of the Existing Lease to the contrary, in addition to rent payable for the Existing Premises, the amount of monthly Base Rent due and payable by Tenant for Expansion Space C, accruing on and after the ESCCD and monthly thereafter for the Space C Term shall be as follows:

Period from/to	Monthly Base Rent
April 16, 2018 – April 15, 2019	$31,068.00
April 16, 2019 – April 15, 2020	$32,000.04
April 16, 2020 – April 15, 2021	$32,960.04
April 16, 2021 – April 15, 2022	$33,948.84
April 16, 2022 – April 15, 2023	$34,967.31
April 16, 2023 – April 15, 2024	$36,016.33
April 16, 2024 – April 15, 2025	$37,096.82
April 16, 2025 – December 31, 2025	$38,209.72

Tenant shall pay Landlord the initial installment of such monthly Base Rent prior to Tenant taking possession of the Expansion Space C.
(d)    Base Year; Tenant’s Pro Rata Share. Notwithstanding any provision of the Existing Lease to the contrary, with respect to Expansion Space C, Tenant’s Building Share is conclusively agreed to be a total of 9.44%, Tenant’s Phase Share is conclusively agreed to be a total of 3.30% and Tenant’s Project Share is conclusively agreed to be a total of 1.45%.
(e)    Parking. Notwithstanding any provision of the Existing Lease to the contrary, on and after the ESCCD, with respect to Expansion Space C, Tenant shall have the right to use, at no additional charge, an additional twenty‑five (25) unreserved, surface parking spaces.
(f)    Contingency. The Lease of Expansion Space C and the obligations of each party hereunder are expressly subject to the following condition precedent (the “Expansion Space C Condition Precedent”): the recovery of possession of Expansion Space C from the existing tenant in a manner satisfactory to Landlord in its sole discretion. With respect to Expansion Space C, Landlord agrees that Landlord shall not agree to any extension of such existing tenant’s lease term beyond its currently applicable expiration date. If such Expansion Space C Condition Precedent is not satisfied or waived in writing by Landlord in its sole discretion by October 16, 2018, the lease of Expansion Space C shall be null and void, and of no force or effect provided that the remainder of the Lease shall remain in full force and effect pursuant to the terms therein. Landlord shall give Tenant notice of satisfaction of the Condition Precedent by any one of the following means: (i) by tendering possession of Expansion Space C to Tenant; or (ii) by written notice given in any manner permitted under the Lease.

(g)    Restrooms and Reception Area. During the period commencing on the ESCCD and ending on the date immediately prior to the ESDCD (as defined below), Tenant shall have non‑exclusive access to the reception area located adjacent to the Expansion Space C and the restrooms, both of which shall be deemed Common Area in accordance with the terms of the Lease; provided, however, that, notwithstanding anything to the contrary in the Lease, Tenant shall pay Tenant’s Share (i.e., 51.71%) of the cost of janitorial services incurred by Landlord with respect to such restroom and reception areas (and such costs shall be excluded from Operating Expenses as described in Section 4.01(h)(2) of the Original Lease). Commencing on the ESDCD, such restroom and reception areas shall be included in the Expansion Space D (as defined below) and Tenant shall thereafter maintain such restrooms and reception areas at Tenant’s sole cost and expense.
SECTION 8.    LEASE OF EXPANSION SPACE D.
(a)    Subject to Section 8(f) below, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord Expansion Space D (defined below) upon and subject to all of the terms, covenants and conditions of the Existing Lease except as expressly provided herein. “Expansion Space D” is the part of Building Number 12 located at 545 Penobscot Drive, Redwood City, as shown on Exhibit A‑4 to this Amendment. Landlord and Tenant hereby agree that Expansion Space D is conclusively presumed to be 7,254 rentable square feet.
(b)    Construction; Commencement Date; Term; Rent; Other Provisions. Notwithstanding any provision of the Existing Lease to the contrary, the following provisions shall govern Expansion Space D:
(1)    Condition; Construction. Except as set forth below: (i) Landlord shall deliver Expansion Space D to Tenant in its AS IS condition, without any express or implied representations or warranties of any kind by Landlord, its brokers, manager or agents, or the employees of any of them regarding Expansion Space D; and (ii) Landlord shall not have any obligation to construct or install any tenant improvements or alterations or to pay for any such construction or installation. Notwithstanding the foregoing, Tenant shall notify Landlord in writing within forty‑five (45) days after Tenant takes possession of Expansion Space D of any defects in the base Building electrical, heating, ventilation and air conditioning and plumbing systems located in or exclusively serving Expansion Space D (“Expansion Space D Defects”). Except for Expansion Space D Defects stated in such notice, Tenant shall be conclusively deemed to have accepted Expansion Space D “AS IS” in the condition existing on the date Tenant first takes possession, and to have waived all claims relating to the condition of Expansion Space D. Landlord shall proceed diligently to correct the Expansion Space D Defects stated in such notice unless Landlord disputes the existence of any such Expansion Space D Defects. In the event of any dispute as to the existence of any such defects, the reasonable decision of Landlord shall be final and binding on the parties. No agreement of Landlord to alter, remodel, decorate, clean or improve Expansion Space D or the real property and no representation regarding the condition of Expansion Space D or the real property has been made by or on behalf of Landlord to Tenant, except as may be specifically stated in this Amendment.

(2)    Commencement Date; Term. The Expansion Space D Commencement Date (“ESDCD”) shall mean the date which is one hundred fifty (150) days after the date on which Landlord delivers possession of Expansion Space D to Tenant for occupancy (which delivery is estimated to be January 1, 2019) and, upon the ESDCD (which is estimated to be June 1, 2019), Expansion Space D becomes a part of the Premises, and Tenant’s obligation to pay rent commences with respect to Expansion Space D. The Term of this lease of Expansion Space D (the “Space D Term”) shall continue until the Phase 1 Termination Date. Within thirty (30) days after request by Landlord, Tenant and Landlord shall enter into an agreement confirming the ESDCD and the Monthly Base Rent substantially in the form of Exhibit B attached hereto. If Tenant fails to enter into such agreement within ten (10) days following Landlord’s delivery of written notice of such failure to Tenant, then the ESDCD shall be the date designated by Landlord in such agreement.
(3)    Expansion Space D Tenant Alterations & Allowance. All design and construction of any alterations, additions, improvements, installations or refurbishment of permanent improvements to Expansion Space D (“Expansion Space D Tenant Alterations”) shall be performed by Tenant pursuant to the provisions of Article Nine of the Existing Lease. Notwithstanding any provisions of the Existing Lease to the contrary, Landlord shall provide an allowance equal to Three Hundred Ninety‑Eight Thousand Nine Hundred Seventy and 00/100 Dollars ($398,970.00) (the “Expansion Space D Allowance”), which may be applied to the costs of Permanent Improvement Costs in Expansion Space D, including Landlord’s construction administration fee not to exceed one percent (1%) of the Expansion Space D Allowance and the Space D HVAC Allowance (it is agreed that such 1% construction administration fee shall be in lieu of, and not in addition to, the 3% construction administration fee provided in Article Nine of the Existing Lease). Additionally, and specifically related to the replacement of the agreed upon HVAC units serving Expansion Space D, Landlord shall provide Tenant with an allowance equal to One Hundred Ten Thousand and 00/100 Dollars ($110,000.00) (the “Space D HVAC Allowance”), which Space D HVAC Allowance shall be added to, and in addition to, the Expansion Space D Allowance, and which Space D HVAC Allowance shall be used by Tenant to replace all or any of the HVAC units serving Expansion Space D. Tenant shall utilize the Space D HVAC Allowance solely for the purchase, installation and replacement of the HVAC units serving Expansion Space D (the “Space D Improvements”). The Space D HVAC Allowance shall not be used for the repair of any existing HVAC units. Prior to commencing the Space D HVAC Improvements, Tenant shall provide Landlord with a copy of the contract for such Space D HVAC Improvements and obtain Landlord’s approval of such contract (such approval by Landlord shall not be unreasonably withheld). Landlord shall have the right to have its property manager supervise the Space D HVAC Improvements. The Expansion Space D Allowance and the Space D HVAC Allowance shall be payable as provided below. In no event shall the Expansion Space D Allowance and the Space D HVAC Allowance be used to reimburse for any costs of designing, procuring or installing in Expansion Space D any Personal Property, and the cost of such Personal Property shall be paid by Tenant. The Expansion Space D Allowance and the Space D HVAC Allowance shall be paid to Tenant within thirty (30) days after the later of final completion of the Expansion Space D Tenant Alterations and the Space D HVAC Improvements, respectively, and Landlord’s receipt of

(i) a certificate of occupancy (if applicable), (ii) final as‑built plans and specifications, (iii) full, final, unconditional lien releases, and (iv) reasonable substantiation of costs incurred by Tenant with respect to the Expansion Space D Tenant Alterations and the Space D HVAC Improvements, respectively, but in no event shall Landlord be obligated to make such payment until after the ESDCD. Tenant must prior to the date which is twelve (12) months after the ESDCD, submit written application with the items required above for disbursement or reimbursement for any reimbursable costs out of the Expansion Space D Allowance and the Space D HVAC Allowance, respectively, and to the extent of any funds for which application has not been made prior to that date or if and to the extent that the reimbursable costs of the Expansion Space D Tenant Alterations and the Space D HVAC Improvements, respectively, are less than the amount of the Expansion Space D Allowance and the Space D HVAC Allowance, respectively, any balance remaining thereafter shall be retained by Landlord as its sole property and Landlord shall have no obligation or liability to Tenant with respect to such excess. Landlord agrees that, so long as the Expansion Space D Tenant Alterations are in substantial accordance with the improvements plans provided to and approved by Landlord prior to the execution of this Amendment, Tenant shall have no obligation to restore any portion of the Expansion Space D Tenant Alterations at or prior to the Phase 1 Termination Date; provided, however, regardless of the foregoing, in any event, Tenant shall remove any Expansion Space D Tenant Alterations containing Hazardous Material and all Tenant’s trade fixtures, and, subject to Section 6.03 of the Original Lease, cabling and wiring installed for Tenant’s personal property or trade fixtures.
(4)    Delayed or Early Delivery of Possession. If Landlord shall be unable to give possession of Expansion Space D on the estimated Expansion Space D Commencement Date by reason of the following: (i) the holding over or retention of possession of any tenant, tenants or occupants, or (ii) for any other reason, then Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the ESDCD and rent with respect to Expansion Space D shall not commence until Expansion Space D is made available to Tenant by Landlord, and no such failure to give possession on the estimated Expansion Space D Commencement Date shall affect the validity of this Amendment, the Existing Lease or the obligations of the Tenant under either. Notwithstanding any of the foregoing provisions of this Section to the contrary, if Landlord has not tendered possession of Expansion Space D on or before the Space D Sunset Date (defined below), then, as Tenant’s sole and exclusive remedy, Tenant shall have the option to terminate the Lease solely with respect to Expansion Space D exercisable by giving written notice to Landlord within three (3) business days after the Space D Sunset Date. If Tenant does not timely give notice of its election to terminate this Lease as aforesaid and delivery of possession does not occur on or before the date which is thirty (30) days following the Space D Sunset Date, then Tenant shall again have such option to terminate the Lease solely with respect to Expansion Space D in the manner described above and such date shall constitute the new Space D Sunset Date; it being the intention of the parties that Tenant shall have a recurring termination option after each such thirty (30) day period following the initial Space D Sunset Date if Landlord has not tendered possession by the end of each such thirty (30) day period. As used in this Lease, “Space D Sunset Date” means the initial Space D Sunset Date of June 1, 2019, and any succeeding new

Space D Sunset Dates (at thirty (30) day intervals after the initial Space D Sunset Date), and each such Space D Sunset Date, as applicable, shall be extended by the number of days of delay due to Force Majeure plus the number of days of Tenant Delay, if any. On or before the Space D Sunset Date, if such date includes any period of Force Majeure or Tenant Delay, Landlord shall give Tenant written notice of the resulting calendar date which is the Space D Sunset Date.
(c)    Monthly Rent for Expansion Space D. Notwithstanding any provision of the Existing Lease to the contrary, in addition to rent payable for the Existing Premises, the amount of monthly Base Rent due and payable by Tenant for Expansion Space D, accruing on and after the ESDCD and monthly thereafter for the Space D Term shall be as follows:

Period from/to	Monthly Base Rent
June 1, 2019 – May 31, 2020	$29,886.48
June 1, 2020 – May 31, 2021	$30,783.07
June 1, 2021 – May 31, 2022	$31,706.56
June 1, 2022 – May 31, 2023	$32,657.76
June 1, 2023 – May 31, 2024	$33,637.49
June 1, 2024 – May 31, 2025	$34,646.61
June 1, 2025 – December 31, 2025	$35,686.01

Tenant shall pay Landlord the initial installment of such monthly Base Rent prior to Tenant taking possession of the Expansion Space D.
(d)    Base Year; Tenant’s Pro Rata Share. Notwithstanding any provision of the Existing Lease to the contrary, with respect to Expansion Space D, Tenant’s Building Share is conclusively agreed to be a total of 8.82%, Tenant’s Phase Share is conclusively agreed to be a total of 3.08% and Tenant’s Project Share is conclusively agreed to be a total of 1.35%.
(e)    Parking. Notwithstanding any provision of the Existing Lease to the contrary, on and after the ESDCD, with respect to Expansion Space D, Tenant shall have the right to use, at no additional charge, an additional twenty‑four (24) unreserved, surface parking spaces.
(f)    Contingency. The Lease of Expansion Space D and the obligations of each party hereunder are expressly subject to the following condition precedent (the “Expansion Space D Condition Precedent”): the recovery of possession of Expansion Space D from the existing tenant in a manner satisfactory to Landlord in its sole discretion. With respect to Expansion Space D, Landlord agrees that Landlord shall not agree to any extension of such existing tenant’s lease term beyond its currently applicable expiration date. If such Expansion Space D Condition Precedent is not satisfied or waived in writing by Landlord in its sole discretion by January 1, 2020, the lease of Expansion Space D shall be null and void, and of no force or effect provided that the remainder of the Lease shall remain in full force and effect pursuant to the terms therein. Landlord shall give Tenant notice of satisfaction of the Condition Precedent by any one of the following means: (i) by tendering possession of Expansion Space D to Tenant; or (ii) by written notice given in any manner permitted under the Lease.
SECTION 9.    INCREASE IN THE SECURITY. Notwithstanding any provision of the Existing Lease to the contrary, Tenant shall pay Landlord an amount sufficient to increase the Security, or provide Landlord with an updated Letter of Credit in Section 1.01(14) of the Existing Lease from the amount of $695,215.00 to the amount of $2,759,511.45, in accordance with the following schedule:
(a)    Concurrent with the execution of this Amendment, Tenant shall increase the Security by the amount of $414,996.85, such that the total Security held by Landlord following such increase shall be $1,110,211.85;
(b)    Prior to Tenant taking possession of the Expansion Space A, Tenant shall increase the Security by an additional amount of $619,400.05, such that the total Security held by Landlord following such increase shall be $1,729,611.90;
(c)    Prior to Tenant taking possession of the Expansion Space B, Tenant shall increase the Security by an additional amount of $660,417.90, such that the total Security held by Landlord following such increase shall be $2,390,029.80;
(d)    Prior to Tenant taking possession of the Expansion Space C, Tenant shall increase the Security by an additional amount of $191,048.60, such that the total Security held by Landlord following such increase shall be $2,581,078.40; and
(e)    Prior to Tenant taking possession of the Expansion Space D, Tenant shall increase the Security by an additional amount of $178,433.05, such that the total Security held by Landlord following such increase shall be $2,759,511.45.
SECTION 10.    TENANT SIGNAGE & EXTERIOR SIGNAGE.
(a)    Signage Generally. Except as expressly provided herein, Tenant shall not install any signage within the Project, the Building or the Premises (if visible from the exterior of the Premises) without obtaining the prior written approval of Landlord (which approval shall not be unreasonably withheld), and Tenant shall be responsible for procurement, installation, maintenance and removal of any such signage installed by Tenant, and all necessary repairs and restoration to the Premises and the Building, and all costs in connection therewith. Any such signage shall comply with Landlord’s current Building signage standards, any applicable recorded covenants, conditions and restrictions, and all Laws, and shall be consistent with class A standards. Notwithstanding the foregoing, Landlord agrees that Tenant shall have the right to install its name or logo on the exterior glass of each entrance to the Premises.
(b)    Exterior Sign Right.

(1)    Grant of Right. Only for so long as: (i) Tenant leases, is continuously conducting regular, active, ongoing business in, and is in occupancy (and occupancy by a subtenant, licensee or other party permitted or suffered by Tenant shall not satisfy such condition) of either the Existing Premises or 50,000 square feet of Rentable Area at the Project; and (ii) Tenant is not a bank, investment bank, stock broker, insurance company or other financial institution, and Tenant’s business does not in material part include any of the foregoing businesses (collectively, the “Exterior Sign Conditions”), Tenant shall have the right to place a single panel with its company name and logo on the monument sign located at the corner of Chesapeake Drive and Seaport Drive (the “Exterior Building Sign”) subject to the terms, covenants and conditions set forth in this Subsection (b) (“Exterior Sign Right”). Nothing contained herein shall prohibit or limit Landlord in granting any other exterior signage rights to others.
(2)    General Conditions & Requirements. The Exterior Sign Right is subject to the following conditions and requirements: (i) the Exterior Building Sign shall not cover or obstruct any window area, (ii) Tenant shall obtain all necessary approvals for the Exterior Building Sign under, and shall comply with, all applicable laws, rules and regulations of applicable governmental authorities (including, without limitation, any applicable airport or Federal Aviation Administration authorities) and all recorded covenants, conditions and/or restrictions which apply to the Building; (iii) the size, type, style, materials and colors of the sign, method of installation and specific location of the sign, and the contractor for and all work in connection with the sign, contemplated by this Exterior Sign Right shall be subject to Landlord’s prior written approval (which approval shall not be unreasonably withheld); (iv) the name on the Exterior Building Sign shall be subject to the prior written approval of Landlord in its sole discretion; (v) the Exterior Building Sign shall be consistent with the design of the Building; (vi) the Exterior Building Sign shall be procured, installed, operated, maintained and repaired in safe and good condition, and in class A appearance, by Tenant, at its sole cost and expense, and Tenant shall maintain the areas on which the sign is mounted watertight and shall not adversely affect the good appearance of the areas on which the sign is mounted; (vii) to the extent permitted by law, Tenant assumes all risk of defacement, damage, theft, loss and destruction of Tenant’s Exterior Building Sign due to any cause, including but not limited to, casualty, vandalism or any act or neglect of any other tenant, guest or occupant of the Project or any member of the public, and Landlord shall not be liable for any of the foregoing or obligated to carry insurance covering any of the foregoing; and (viii) prior to commencement of any work, Tenant shall deliver to Landlord certificates of insurance evidencing that Tenant’s contractors, agents, workmen, engineers or other persons installing the Building Sign have in effect valid workers’ compensation, public liability and builder’s risk insurance in amounts and with such companies and in such forms as Landlord considers necessary or appropriate for its protection. Tenant agrees that Landlord shall have the right to temporarily remove and replace the Exterior Building Sign in connection with and during the course of any repairs, changes, alterations, modifications, renovations or additions to the monument sign.
(3)    Expiration or Termination; Removal & Restoration. If Tenant fails to meet and comply with the Exterior Sign Conditions set forth above, or if there exists a Default by Tenant with respect to any of the general conditions and requirements of Subsection (2) above or any other provisions of the Lease, then in any such event, the Exterior Sign Right shall terminate. Upon the expiration or termination of the Exterior Sign Right, but in no event later than the expiration of the Term or earlier termination of the Lease, Tenant shall, at its sole cost and expense, remove such sign and shall repair and restore the area in which the sign was located to its condition prior to installation of such sign. Tenant shall complete all removal, repair and restoration with respect to the Exterior Building Sign no later than thirty (30) days after such expiration or termination, and in the event that Tenant’s Exterior Sign Right shall terminate as provided in the first sentence of this Subsection (3) and Landlord shall require Tenant to remove such sign, Tenant shall, within thirty (30) days after written notice from Landlord, and at Tenant’s sole cost and expense, remove such sign and shall repair and restore the area in which the sign was located to its condition prior to installation of such sign. In the event that Tenant fails timely to remove and restore as provided above, Landlord may, but shall not be obligated to, remove the Exterior Building Sign and restore the affected area at Tenant’s sole cost and expense.
(4)    Advance Notice; No Liens. Tenant shall keep the Building and Project free of all liens with respect to all work and materials performed and provided in connection with such sign, and Tenant shall give Landlord at least ten (10) days prior written notice of the intended commencement of work in connection with the Exterior Building Sign.
(5)    Right Personal. The Exterior Sign Right is personal to Guardant Health, Inc., a Delaware corporation, and may not be used by, and shall not be transferable or assignable (voluntarily or involuntarily) to any person or entity other than a Permitted Transferee which is an assignee of the Lease and which has satisfied the requirements of Sections 10.01 and 10.05 of the Existing Lease.
SECTION 11.    OPTIONS TO EXTEND. Landlord agrees that the Extension of the Term as set forth in Section 3 of Rider 2 of the Existing Lease shall remain in full force and effect, with the exception that Landlord and Tenant agree that such Section 3 of Rider 2 is hereby modified by the following provisions:
(a)    For purposes of this Section, the “Phase 1 Spaces” shall mean, collectively, the Existing Premises, Expansion Space C and Expansion Space D, and the “Phase 2 Spaces” shall mean, collectively, Expansion Space A and Expansion Space B. The Option To Extend shall be applicable to each of the Phase 1 Spaces and the Phase 2 Spaces, separate and apart from one another, provided, that the exercise of any option must be with respect to an entire Phase.
(b)    In the event Tenant desires to exercise its Option To Extend as to the Phase 1 Spaces, Tenant’s election to exercise the Option To Extend as to the Phase 1 Spaces must be given to Landlord in writing no earlier than December 31, 2024 and no later than March 31, 2025.

(c)    In the event Tenant desires to exercise its Option To Extend as to the Phase 2 Spaces, Tenant’s election to exercise the Option To Extend as to the Phase 2 Spaces must be given to Landlord in writing no earlier than December 31, 2025 and no later than March 31, 2026.
SECTION 12.    SECURITY SYSTEM. Tenant, at Tenant’s sole cost and expense, shall lock off and install and maintain a security system at the entrance to the Premises (including Expansion Space A, Expansion Space B, Expansion Space C and Expansion Space D), subject to the following conditions: (i) Landlord’s prior written approval of Tenant’s plans and specifications for the proposed security system, which approval will not be unreasonably withheld; (ii) that such system is compatible with any security and other systems existing in the Premises and the Building; (iii) that such system is installed and used in compliance with all other provisions of this Lease; (iv) that Landlord is provided with keys and means of immediate access to fully exercise all of its entry rights under the Lease with respect to the Premises, including access for cleaning and maintenance personnel to perform their functions; (v) Tenant shall keep such system in good operating condition and repair; and (vi) such system shall not make noise or visual alerts or alarms which disturb other occupants or which result in alarms or false alarms to which Landlord or its manager are called to respond. Upon the expiration or earlier termination of this Lease, Tenant shall remove any such security system installed by Tenant. All costs and expenses associated with the removal of any such security system and the repair of any damage to the Premises and the Building resulting from the installation and/or removal of same shall be borne solely by Tenant. Landlord shall not have any liability to Tenant for any claims resulting from Tenant’s failure to lock off and install and maintain a security system at the entrance to the Premises (including Expansion Space A, Expansion Space B, Expansion Space C and Expansion Space D).
SECTION 13.    LIMITATION OF LANDLORD’S LIABILITY. Notwithstanding any provision of the Existing Lease to the contrary (including, without limitation, Section 27.08 of the Existing Lease), Tenant agrees, on its behalf and on behalf of its successors and assigns, that any liability or obligation of Landlord in connection with this Lease shall only be enforced against Landlord’s equity interests in the Project up to a maximum of Five Million Dollars ($5,000,000.00) and in no event against any other assets of the Landlord, or Landlord’s officers or directors or partners, and that any liability of Landlord with respect to this Lease shall be so limited and Tenant shall not be entitled to any judgment in excess of such amount.
SECTION 14.    NO CANNABIS. Tenant shall not bring upon the Premises or any portion of the Project or use the Premises or permit the Premises or any portion thereof to be used for the growing, manufacturing, administration, distribution (including without limitation, any retail sales), possession, use or consumption of any cannabis, marijuana or cannabinoid product or compound, regardless of the legality or illegality of the same.
SECTION 15.    TIME OF ESSENCE. Without limiting the generality of any other provision of the Existing Lease, time is of the essence to each and every term and condition of this Amendment.

SECTION 16.    BROKERS. Notwithstanding any other provision of the Existing Lease to the contrary, Tenant represents that in connection with this Amendment it is represented by Savills Studley (“Tenant’s Broker”) and, except for Tenant’s Broker and Landlord’s Broker identified below, Tenant has not dealt with any real estate broker, sales person, or finder in connection with this Amendment, and no such person initiated or participated in the negotiation of this Amendment. Tenant hereby indemnifies and agrees to protect, defend and hold Landlord and Newmark Cornish & Carey (“Landlord’s Broker”) harmless from and against all claims, losses, damages, liability, costs and expenses (including, without limitation, attorneys’ fees and expenses) by virtue of any broker, agent or other person claiming a commission or other form of compensation by virtue of alleged representation of, or dealings or discussions with, Tenant with respect to the subject matter of this Amendment, except for Landlord’s Broker and Tenant’s Broker. Tenant is not obligated to pay or fund any amount to Landlord’s Broker or Tenant’s Broker, and Landlord hereby agrees to pay a commission to Landlord’s Broker in connection with the subject matter of this Amendment pursuant to Landlord’s separate written agreement with Landlord’s Broker (a portion of which shall be payable to Tenant’s Broker pursuant to the terms of a separate written agreement between Landlord’s Broker and Tenant’s Broker). The provisions of this Section shall survive the expiration or earlier termination of the Lease.
SECTION 17.    ATTORNEYS’ FEES. Each party to this Amendment shall bear its own attorneys’ fees and costs incurred in connection with the discussions preceding, negotiations for and documentation of this Amendment. In the event that either party brings any suit or other proceeding with respect to the subject matter or enforcement of this Amendment or the Lease, the parties acknowledge and agree that the provisions of Section 11.03 of the Existing Lease shall apply.
SECTION 18.    EFFECT OF HEADINGS; RECITALS: EXHIBITS. The titles or headings of the various parts or sections hereof are intended solely for convenience and are not intended and shall not be deemed to or in any way be used to modify, explain or place any construction upon any of the provisions of this Amendment. Any and all Recitals set forth at the beginning of this Amendment are true and correct and constitute a part of this Amendment as if they had been set forth as covenants herein. Exhibits, schedules, plats and riders hereto which are referred to herein are a part of this Amendment.
SECTION 19.    ENTIRE AGREEMENT; AMENDMENT. This Amendment taken together with the Existing Lease, together with all exhibits, schedules, riders and addenda to each, constitutes the full and complete agreement and understanding between the parties hereto and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in this Amendment and the Existing Lease, as so amended, and no provision of the Lease as so amended may be modified, amended, waived or discharged, in whole or in part, except by a written instrument executed by all of the parties hereto.

SECTION 20.    OFAC. Landlord advises Tenant hereby that the purpose of this Section is to provide to the Landlord information and assurances to enable Landlord to comply with the law relating to OFAC.
Tenant hereby represents, warrants and covenants to Landlord, either that (i) Tenant is regulated by the SEC, FINRA or the Federal Reserve (a “Regulated Entity”) or (ii) neither Tenant nor any person or entity that directly or indirectly (a) controls Tenant or (b) has an ownership interest in Tenant of twenty‑five percent (25%) or more, appears on the list of Specially Designated Nationals and Blocked Persons (“OFAC List”) published by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury.
If, in connection with the Lease, there is one or more Guarantors of Tenant’s obligations under the Lease, then Tenant further represents, warrants and covenants either that (i) any such Guarantor is a Regulated Entity or (ii) neither Guarantor nor any person or entity that directly or indirectly (a) controls such Guarantor or (b) has an ownership interest in such Guarantor of twenty‑five percent (25%) or more, appears on the OFAC List.
Tenant covenants that during the term of the Lease to provide to Landlord information reasonably requested by Landlord including without limitation, organizational structural charts and organizational documents which Landlord may deem to be necessary (“Tenant OFAC Information”) in order for Landlord to confirm Tenant’s continuing compliance with the provisions of this Section. Tenant represents and warrants that the Tenant OFAC Information it has provided or to be provided to Landlord or Landlord’s Broker in connection with the execution of this Amendment is true and complete.
SECTION 21.    RATIFICATION. Tenant represents to Landlord that: (a) the Existing Lease is in full force and effect and has not been modified except as provided by this Amendment; (b) as of the Execution Date, there are no uncured defaults or unfulfilled obligations on the part of Landlord or Tenant; and (c) Tenant is currently in possession of the entire Existing Premises as of the Execution Date, and neither the Existing Premises, nor any part thereof, is occupied by any subtenant or other party other than Tenant.
SECTION 22.    AUTHORITY. Each party represents and warrants to the other that it has full authority and power to enter into and perform its obligations under this Amendment, that the person executing this Amendment is fully empowered to do so, and that no consent or authorization is necessary from any third party. Landlord may request that Tenant provide Landlord evidence of Tenant’s authority.
SECTION 23.    DISCLOSURE REGARDING CERTIFIED ACCESS SPECIALIST. Pursuant to California Civil Code Section 1938, Landlord hereby notifies Tenant that as of the date of this Amendment, the Premises has not undergone inspection by a “Certified Access Specialist” (“CASp”) to determine whether the Premises meet all applicable construction‑related accessibility standards under California Civil Code Section 55.53. Landlord hereby discloses pursuant to California Civil Code Section 1938 as follows: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction‑related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction‑related accessibility standards within the premises.” Landlord and Tenant hereby acknowledge and agree that in the event that Tenant elects to perform a CASp inspection of the Premises hereunder (the “Inspection”), such Inspection shall be (a) performed at Tenant’s sole cost and expense, (b) limited to the Premises and (c) performed by a CASp who has been approved or designated by Landlord prior to the Inspection. Any Inspection must be performed in a manner which minimizes the disruption of business activities in the Building, and at a time reasonably approved by Landlord. Landlord reserves the right to be present during the Inspection. Tenant agrees to: (i) promptly provide to Landlord a copy of the report or certification prepared by the CASp inspector upon request (the “Report”), and (ii) keep the information contained in the Report confidential, except to the extent required by Law, or to the extent disclosure is needed in order to complete any necessary modifications or improvements required to comply with all applicable accessibility standards under state or federal Law, as well as any other repairs, upgrades, improvements, modifications or alterations required by the Report or that may be otherwise required to comply with applicable Laws or accessibility requirements (the “Access Improvements”). Unless otherwise the responsibility of Landlord under the express terms of this Amendment, Tenant shall be solely responsible for the cost of Access Improvements to the Premises or the Building necessary to correct any such violations of construction‑related accessibility standards identified by such Inspection as required by Law, which Access Improvements may, at Landlord’s option, be performed in whole or in part by Landlord at Tenant’s expense, payable as Additional Rent within ten (10) days following Landlord’s demand.
SECTION 24.    ENERGY UTILITY USAGE. If Tenant is billed directly by a public utility with respect to Tenant’s energy usage at the Premises, then, upon request, Tenant shall provide monthly energy utility usage for the Premises to Landlord for the period of time requested by Landlord (in electronic or paper format) or, at Landlord’s option, provide any written authorization or other documentation required for Landlord to request information regarding Tenant’s energy usage with respect to the Premises directly from the applicable utility company.
SECTION 25.    COUNTERPARTS. This Amendment may be executed in duplicates or counterparts, or both, and such duplicates or counterparts together shall constitute but one original of the Amendment, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. Each duplicate and counterpart shall be equally admissible in evidence, and each original shall fully bind each party who has executed it.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

TENANT:
GUARDANT HEALTH, INC.,
a Delaware corporation
By: /s/ Helmy Eltoukhy
Print Name: Helmy Eltoukhy
Title: CEO
(Chairman of Board, President or Vice President)
By: /s/ Derek Bertocci
Print Name: Derek Bertocci
Title: CFO
(Secretary, Assistant Secretary, CFO or Assistant Treasurer)

LANDLORD:	METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation By: /s/ Leland Low Print Name: Leland Low Title: Director

EXHIBIT A-1
EXPANSION SPACE A

A-1-1

EXHIBIT A-2
EXPANSION SPACE B

A-2-1

EXHIBIT A-3
EXPANSION SPACE C

A-3-1

EXHIBIT A-4
EXPANSION SPACE D

595 PENOBSCOT
505 PENOBSCOT
EXPANSION SPACE D
SUITE 8
6,427 USF
7,254 RSF

A-4-1

EXHIBIT B
EXPANSION SPACE COMMENCEMENT DATE AGREEMENT
METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“Landlord”), and GUARDANT HEALTH, INC., a Delaware corporation (“Tenant”), have entered into a certain Amendment to Lease, which Amendment is dated as of October ___, 2017 (the “Amendment”). The original Lease, as amended by the Amendment, may be referred to as the “Lease”.
WHEREAS, Landlord and Tenant wish to confirm and memorialize the Expansion Space      Commencement Date as provided for in the Amendment;
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and in the Amendment, Landlord and Tenant agree as follows:
1.    Unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them in the Amendment and the Lease.
2.    The Expansion Space____ Commencement Date, as defined in the Amendment, is__________________.
3.    The Expansion Space ____ Termination Date is________________.
4.    Tenant hereby confirms the following:
(a)    that it has accepted possession of Expansion Space ____ pursuant to the terms of the Amendment;
(b)    that the Lease is in full force and effect; and
(c)    that the Monthly Base Rent during the ________ is the following:
5.    Except as expressly modified hereby, all terms and provisions of the Lease are hereby ratified and confirmed and shall remain in full force and effect and binding on the parties hereto.
6.    The Lease (as modified by the Amendment) and this Expansion Space _______ Commencement Date Agreement contain all of the terms, covenants, conditions and agreements between the Landlord and the Tenant relating to the subject matter herein. No prior other agreements or understandings pertaining to such matters are valid or of any force and effect.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

B-1

TENANT:
GUARDANT HEALTH, INC.,
a Delaware corporation
By:________________________________________

Print Name:_________________________________
Title:_______________________________________
(Chairman of Board, President or Vice President)
Date:_______________________________________
By:_________________________________________
Print Name:__________________________________
Title:________________________________________
(Secretary, Assistant Secretary, CFO or Assistant Treasurer)
Date:________________________________________

LANDLORD:
METROPOLITAN LIFE INSURANCE COMPANY,
a New York corporation
By:________________________________________

Print Name:_________________________________
Title:_______________________________________
Date:_______________________________________

B-2